EXHIBIT 10.2

SECOND AMENDMENT TO

GUARANTY OF PAYMENT OF DEBT

This SECOND AMENDMENT TO GUARANTY OF PAYMENT OF DEBT (this Second Amendment to Guaranty”) is made and entered into as of this 7th day of April, 2005, by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation (the “Guarantor”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), NATIONAL CITY BANK, as Syndication Agent (the “Syndication Agent” and, together with the Administrative Agent, the “Agents”) and the banks party to the Credit Agreement (as hereinafter defined) as of the date hereof (collectively, the “Banks” and individually, a “Bank”). Capitalized terms not otherwise defined herein shall have the respective meanings attributed to them in the Guaranty, as hereinafter defined.

W I T N E S S E T H;

WHEREAS, Forest City Rental Properties Corporation (the “Borrower”), the Banks, and the Agents previously entered into a certain Credit Agreement dated as of March 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of January 19, 2005 (as so amended, the “Original Credit Agreement”); and

WHEREAS, the Banks required, as a condition to entering into the Original Credit Agreement, that the Guarantor execute and deliver to the Agents and the Banks a certain Guaranty of Payment of Debt, dated as of March 22, 2004, as amended by that certain First Amendment to Guaranty of Payment of Debt dated as of January 19, 2005 (as so amended, the “Guaranty”) and the Guarantor agreed to and did execute and deliver the Guaranty to the Agents and the Banks; and

WHEREAS, the Borrower and the Guarantor have requested that the Banks and the Agents agree to certain amendments to the Original Credit Agreement and to the Guaranty; and

WHEREAS, the Borrower, the Banks and the Agents have entered into a Second Amendment to Credit Agreement, dated as of the date hereof (said amendment together with the Original Credit Agreement, the “Credit Agreement”), that requires as one of its conditions that the Guarantor enter into this Second Amendment to Guaranty.

NOW, THEREFORE, it is mutually agreed as follows:

1. AMENDMENT TO SECTION 2 OF THE GUARANTY. Section 2 of the Guaranty shall be amended by deleting the phrase “Four Hundred Fifty Million Dollars ($450,000,000)” contained in the second sentence thereof and replacing it with the phrase “Five Hundred Fifty Million Dollars ($550,000,000)”, but leaving it the same in all other respects.

2. AMENDMENT TO SECTION 9.7 OF THE GUARANTY. Section 9.7 of the Guaranty shall be amended as follows:

(a) Renumbering of Sections 9.7(g) and (h). Section 9.7 of the Guaranty shall be amended by renumbering Section 9.7(g) as Section 9.7(h) and renumbering Section 9.7(h) as Section 9.7(i).

(b) Addition of New Section 9.7(g). Section 9.7 of the Guaranty shall be amended by adding a new subsection (g) as follows:

(g) concurrently with furnishing any covenant compliance worksheet under Section 9.7(b) or (c) above, such schedules, details and explanations supporting the calculations contained in such covenant compliance worksheet as may be reasonably required by the Banks,”.

3. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Agents and each of the Banks as follows:

(a) Incorporation of Representations and Warranties. Each and every representation and warranty made by the Guarantor in Section 7 of the Guaranty is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof and no Event of Default or Possible Default exists, or will exist on such date.

(b) Requisite Authority. The Guarantor has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Second Amendment to Guaranty and each and every other agreement, certificate, or document required to be delivered as a condition precedent to this Second Amendment to Guaranty or to the Second Amendment to Credit Agreement.

(c) Due Authorization; Validity. The Guarantor has taken all necessary action to authorize the execution, delivery, and performance by it of this Second Amendment to Guaranty and every other instrument, document, and certificate relating thereto. This Second Amendment to Guaranty has been duly executed and delivered by the Guarantor and is the legal, valid, and binding obligation of the Guarantor enforceable against it in accordance with its terms.

(d) No Consent. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery, and performance of this Second Amendment to Guaranty and the transactions contemplated hereby.

4. NO WAIVER. Except as otherwise expressly provided herein, the acceptance, execution, and/or delivery of this Second Amendment to Guaranty by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Guarantor under the Guaranty as in effect prior to the effectiveness of this Second Amendment to Guaranty or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

5. CONDITIONS TO CLOSING. Except as otherwise expressly provided in this Second Amendment to Guaranty, prior to or concurrently with the execution and delivery of this Second Amendment to Guaranty, and as conditions precedent to the effectiveness of the amendments to the Guaranty provided for herein, the Agents and the Banks and their respective counsel shall have received such opinions of counsel to the Guarantor, certified copies of resolutions of the Board of Directors of the Guarantor, and such other documents as shall be required by the Agents, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of this Second Amendment to Guaranty, all in form and substance satisfactory to the Agents and the Banks and their respective counsel; all conditions to the Second Amendment to Credit Agreement shall have been satisfied; and all costs, fees, and expenses required by the Second Amendment to Credit Agreement to have been paid by the Borrower in connection with the Second Amendment to Credit Agreement and/or this Second Amendment to Guaranty shall have been paid.

6. CONFIRMATION OF GUARANTY. The Guarantor hereby confirms that the Guaranty is in full force and effect on the date hereof and that, upon the amendments herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended.

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IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Second Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.

FOREST CITY RENTAL PROPERTIES
CORPORATION

By:\s\ Thomas G. Smith

Title: Vice President and Secretary

KEYBANK NATIONAL ASSOCIATION,
Individually and as Administrative Agent

By: \s\ Donald Woods

Title: Assistant Vice President

NATIONAL CITY BANK, Individually and
as Syndication Agent

By: \s\ Anthony DiMare

Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK

By: \s\ Richard Gross

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By: \s\ Dennis J. Redpath

Title: Senior Vice President

COMERICA BANK

By:	\s\ Charles Weddell

Title: Vice President

(Signature page to Second Amendment to Guaranty of Payment of Debt)

FIRST MERIT BANK

By: \s\ R. W. Carpenter

Title: Executive Vice President

LASALLE BANK NATIONAL ASSOCIATION

By: \s\ Marilyn Maloney

Title: Senior Vice President

MANUFACTURERS AND TRADERS
TRUST COMPANY

By: \s\ Kevin B. Quinn

Title: Vice President

FIFTH THIRD BANK

By: \s\ R. C. Lanctot

Title: Vice President

FLEET NATIONAL BANK

By: \s\ James Magaldi

Title: Vice President

CALYON NEW YORK BRANCH

By: \s\ John A Wain
Title: Managing Director

(Signature page to Second Amendment to Guaranty of Payment of Debt)

BANK OF MONTREAL

By: \s\ Thomas A. Batterham

Title: Managing Director

CHARTER ONE BANK, N.A.

By: \s\ Chet C. Shedloski

Title: Vice President

(Signature page to Second Amendment to Guaranty of Payment of Debt)